ETC CABANA TARGET LEADING SECTOR MODERATE ETF
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2025

Exchange-Traded Funds — 99.8%	Shares	Fair Value
Commodity — 9.8%
Goldman Sachs Physical Gold ETF(a)	345,676	$ 11,231,013

Equity — 90.0%
Consumer Staples Select Sector SPDR Fund	332,118	26,496,374
Financial Select Sector SPDR ETF	316,999	16,601,238
Invesco Nasdaq 100 ETF (b)	152,353	35,432,737
Technology Select Sector SPDR Fund	92,839	24,392,519
		102,922,868

Total Exchange-Traded Funds (Cost $109,287,057)		114,153,881

Total Investments — 99.8%
(Cost $109,287,057)		114,153,881

Other Assets in Excess of Liabilities — 0.2%		198,000

Total Net Assets — 100.0%		$ 114,351,881

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor's Depositary Receipt
(a)	Non-income producing security.
(b)	Represents greater than 25% of the Fund’s total investments. For further financial information, please go to the Securities Exchange Commission's website at https://www.sec.gov.